UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2004
                        (Date of earliest event reported)

                                  NEWAVE, INC.

             (Exact name of Registrant as specified in its charter)


          Utah                    333-34308               87-0520575
------------------------  ------------------------       -----------
   (State or             (Commission File Number)      (IRS Employer
 jurisdiction                                          Identification No.)
  of incorporation
or organization)

                            404 East 1st Street #1345
                              Long Beach, CA 90802
                              --------------------
             (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: (562) 983-5331


ITEM  1.01  ENTRY  INTO  A  MATERIALLY  DEFINITIVE  AGREEMENT.

On September 15, 2004, we signed a Marketing Agreement with Traffix, Inc., a direct internet marketer, to offer to our customers services sold, operated and furnished by Traffix clients. Traffix will contact the customers at Traffix's expense and will pay us a fee for use of our customer lists for any customer that accepts their offer. The term of the agreement is for three months.

The foregoing description of the terms and conditions of the Marketing Agreement are qualified in their entirety by, and made subject to, the more complete information set forth in the Marketing Agreement attached to this Report as
Exhibit  10.1.

ITEM  7.01  REGULATION  FD  DISCLOSURE.

On  October  13,  2004,  we  issued the press release attached to this Report as
Exhibit  99.1  announcing  this  information.

The press release is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The press release attached to this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

10.1 Marketing Agreement between the Registrant and Traffix, Inc., dated September 15, 2004.

99.1 Press Release re: NeWave Announces Marketing Agreement with Traffix Inc., dated October 13, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEWAVE, INC.
                                  ------------
                                   REGISTRANT



Date:  October  14,  2004           By:/s/  Michael  Hill
                                    -------------------------
                                    Michael  Hill
                                    Chief  Executive  Officer  and  Director